UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 16, 2023, PennyMac Mortgage Investment Trust (the “Company”), through two of its indirect, wholly owned subsidiaries, PMT ISSUER TRUST - FMSR (“Issuer Trust”) and PennyMac Corp. (“PMC”), joined two additional lenders to the syndicated series of term notes (the “Series 2023-FTL1 Loan”), as part of the structured finance transaction that PMC uses to finance Fannie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into (i) an amendment no. 1 and joinder (“Joinder Amendment”) to the Series 2023-FTL1 Indenture Supplement and Loan Agreement by and among Issuer Trust, as issuer, PMC, as administrator and servicer, Citibank, N.A., as indenture trustee (“Citibank”), calculation agent, paying agent and securities intermediary, Atlas Securitized Products, L.P., as administrative agent (“ASP”), and the syndicated lenders party thereto (the “Series 2023-FTL1 Loan Agreement”), related to the servicing spread, and (ii) an amendment no. 7, dated as of August 16, 2023, (the “Indenture Amendment”) to the base indenture, dated as of December 20, 2017 (the “Base Indenture”), by and among Issuer Trust, Citibank, as indenture trustee, calculation agent, paying agent and securities intermediary, PMC, as the servicer and administrator, and ASP, as administrative agent by assignment from Credit Suisse First Boston Mortgage Capital LLC. The initial 5-year term of the Series 2023-FTL1 Loan is set to expire on May 25, 2028, unless the Company exercises a one-year optional extension.

The note balance of the Series 2023-FTL1 Loan is increased by $215 million to $370 million. The other material terms of the Series 2023-FTL1 Loan are described in the Company’s Form 8-K filed on June 1, 2023.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i) the Joinder Amendment and Indenture Amendment, which have been filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and (ii) the description of the Series 2023-FTL1 Loan and the full text of the Series 2023-FTL1 Loan Agreement, as filed in the Company’s Form 8-K on June 1, 2023 as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1^	Amendment No. 1 and Joinder, dated August 16, 2023, to the Series 2023-FTL1 Indenture Supplement and Loan Agreement, dated as of May 25, 2023, by and among PMT ISSUER TRUST - FMSR, Citibank, N.A., PennyMac Corp., Atlas Securitized Products, L.P., and the syndicated lenders party thereto

10.2	Amendment No. 7 to the Base Indenture, dated as of August 16, 2023, by and among PMT ISSUER TRUST – FMSR, Citibank, N.A., PennyMac Corp. and Atlas Securitized Products, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^	Portions of the exhibit have been redacted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: August 17, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer